                                               CONFIDENTIAL TREATMENT REQUESTED

                                                                  EXHIBIT 10.25


             iLEARN DEVELOPMENT AND INTERACTIVE SERVICES AGREEMENT
             -----------------------------------------------------


     This iLearn Development and Interactive Services Agreement (the "Agreement") is made and entered into this 17th day of June, 1998, by and between iXL, Inc., a Delaware corporation ("iXL"), and Endeavor Technologies, Inc., a Georgia corporation ("Endeavor").

                                    RECITALS

     WHEREAS, Endeavor desires to retain iXL to provide interactive services using iXL's proprietary software iLearn (defined below) in developing:

A. A knowledge management system or engine for on-line Web-MD training that will include an administration/tracking system (the "Knowledge Management System"); and

B. Content for multimedia, on-line training courses for healthcare professionals (the "Web-MD Courses") as described in more detail herein; and

     WHEREAS, iXL is willing to provide such services on the terms described herein and in performing such services will:

A. Refine and develop a content integration system (the "iLearn Content Integration System") that will allow iXL to process and convert a large number of courses relatively quickly for use in a multimedia format on engines similar to the Knowledge Management System; and

B. Develop certain generic production templates that will be used with the iLearn Content Integration System (the "iLearn Templates") in processing or converting existing course content; and

     WHEREAS, iXL, with input from Endeavor, will develop a graphic design for the iLearn Templates for use by Endeavor with the Knowledge Management System (the "Web-MD Template Design");

     NOW, THEREFORE, in consideration of the mutual covenants and benefits described in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.  For purposes of this Agreement, capitalized terms shall have
     -----------
     the following meanings:

     "CHANGE ORDER" is defined in Section 3 below and shall be substantially in
     --------------
     the form attached hereto as Exhibit A.

     "CODE" means computer programming/formatting code or operating instructions
     ------
     either previously developed by iXL or developed pursuant to this Agreement and used in connection with iLearn, used to create any portion of the Custom Works, incorporated into a Custom Work, or used to operate a Custom Work or a Web Server in connection with a Custom Work (such as, for example, HTML, Perl, C, C++, Java, Java Script, UNIX Shell, Visual Basic Script, and VRML code). Code shall include (a) any files necessary to make forms, check-boxes, and similar functions and underlying technology or components, such as animation templates, interface programs which link multimedia and other programs, customized graphics manipulation engines, and menu utilities, whether in database form or dynamically driven; (b) navigational elements, including buttons, graphics, synchronization gateways, links, PERL and CGI scripts; (c) configuration profiles; (d) tags or code added to templates in order for them to be used; (e) tags that assign relational attributes to data elements allowing such elements to be used as "smart content"; (f) dynamic content calls embedded in the HTML;
     (g) all code related to the administrative, tracking, and other functions of the Knowledge Management System; and (h) all source code related to any of the items described in the proceeding clauses (a) through (f) or otherwise related to iLearn.

     "CONTENT" means all graphics, photographic images, marks, logos, data,
     ---------
     text, and information provided by Endeavor or any party other than iXL, in connection with the Web-MD Courses. "Content" for the purposes of this Agreement will not include any Code.

     "CUSTOM WORKS" shall mean (a) the Knowledge Management System (excluding
     --------------
     all Code developed by iXL that relates to the administrative, tracking, and other functions of the Knowledge Management System); (b) the Content of the finished multimedia form of the Web-MD Courses produced by iXL under this Agreement; and (c) the graphic design for the Web-MD Template Design.

     "DELIVERABLES" means each form of (a) the Custom Works described as being
     --------------
     designed hereunder; and (b) the Physician Web Sites described as being made available to Physicians in the "Project Timetable and Deliverables Schedule" in the Statement of Work. "Deliverables" for purposes of this Agreement will not include any Third Party Software, Web Browsers, or hardware.

     "ENDEAVOR MARKS" mean any and all trademarks, logos, or similar matters
     ----------------
     relating to Endeavor or Web-MD provided by Endeavor or its agents to iXL for use in any Custom Works or otherwise hereunder.

     "ERROR" means any error, problem, or defect resulting from:  (a) an
     -------
     incorrect functioning of Code that affects the functionality of a Deliverable; or (b) any failure of a Deliverable to meet the specifications in the Statement of Work or the Phase I Engineering Requirements Document to be developed thereunder.

     "FINAL DELIVERABLE" means the final version of any Custom Work that will be
     -------------------
     delivered to Endeavor after successful completion of iXL's final testing and quality assurance procedures.

     "iLEARN" means iXL's proprietary software for multimedia on-line learning,
     --------
     course development, and management and shall include (a) iXL's Content Integration System; (b) the iXL Templates to be developed hereunder; and
     (c) all Code related to the administration, tracking, and other functions of the Knowledge Management System.

     "iLEARN CONTENT INTEGRATION SYSTEM" is defined in the recitals of this
     -----------------------------------
     Agreement.

     "iLEARN TEMPLATES" are defined in the recitals of this Agreement.
     ------------------

     "INTERNET" means the world-wide network of computers which provide access
     ----------
     to the World Wide Web.

     "KNOWLEDGE MANAGEMENT SYSTEM" is defined in the recitals of this Agreement.
     -----------------------------

     "PERMITTED USES" shall mean use by Endeavor in providing on-line training
     ----------------
     to health care professionals through (a) use and modification of the Knowledge Management System, including making it available on the Internet to such health care professionals; (b) use, display, copying, and modification of the Web-MD courses; and (c) use of any other courses developed by other parties for Endeavor for health care professionals consistent with the terms of this Agreement. iXL will use reasonable commercial efforts to effect a strategic alliance between Endeavor and the Thomson Corporation ("Thomson") or terms that are reasonably acceptable to Endeavor. Endeavor will keep iXL advised of the progress of the relationships with Thomson and, if possible, work with iXL to develop any educational or training content. "Permitted Uses" shall not include (i) any use of iLearn, Code or the Knowledge Management System or (ii) at a time when fees or other compensation due to iXL hereunder have not been paid. "Permitted Uses" will not include any decompiling, preparation of derivative works, or re-engineering of any portion or any version of iLearn or Code.

     "PHASE I DOCUMENT" is defined in Section 6 of this Agreement.
     ------------------

     "STATEMENT OF WORK" shall include Statement of Work No. 1, which is defined
     -------------------
     in Section 3 below, and any additional Statements of Work attached to this Agreement with the written consent of both iXL and Endeavor.

     "THIRD PARTY SOFTWARE" means any software or other material (for example, a
     ----------------------
     standard authoring program or platform or off-the-shelf software) which is specifically identified in the Statement of Work as being owned by a company or individual other than iXL, will be used under this Agreement pursuant to a license or other arrangement, and is generally available to the public, including Endeavor, under published licensing terms.

     "WEB BROWSER" means software designed to allow interactive access to the
     -------------
     World Wide Web, including Navigator, Explorer, Mosaic, MacWeb/WinWeb, Cello, and Lynx.

     "WED-MD COURSES" are defined in the recitals of this Agreement.
     ----------------

     "WEB-MD TEMPLATE DESIGN" is defined in the recitals of this Agreement.
     ------------------------

     "WORLD WIDE WEB" means all of the Web Pages that are accessible to a
     ----------------
     typical computer user with appropriate access to the Internet using a Web Browser.

     The definitions in this section will apply to all plural and singular forms of the defined terms used in this Agreement.

2.   DEVELOPMENT AND INTERACTIVE SERVICES.
     ------------------------------------

     (a)  DEVELOPMENT OF CUSTOM WORKS.  Endeavor hereby retains iXL to develop
          ---------------------------
          the Knowledge Management System, the graphic design for the Web-MD Template Design, and the Web-MD Courses as described in the attached Statement of Work. Endeavor agrees to pay iXL fees for such services as described in the attached Statement of Work in accordance with the payment terms set forth therein and in this Agreement.

     (b)  USE OF iLEARN FEATURES.  In performing the services required under
          ----------------------
          this Agreement, iXL will use iLearn, the iLearn Content Integration System, and the iLearn Templates providing the functionality described in the attached Statement of Work.

     (c)  VERTICAL MARKETS.  iXL will have no obligation under State of Work
          ----------------
          No. 1 or the Phase I Document to be developed thereunder in connection with adaptation of courses for vertical markets.

3.   STATEMENT OF WORK; CHANGE ORDERS; ADMINISTRATION.  Attached hereto as
     ------------------------------------------------
     Exhibit B is a more detailed description of the development and interactive services to be provided hereunder ("Statement of Work No. 1"). If there is any difference between the terms of the Statement of Work attached hereto and any other portion of this Agreement, the terms of the Statement of Work shall control, with the exception of Section 10(a) (concerning iXL's ownership of iLearn, the iLearn Content Integration System, the iLearn Templates, and Code) and Section 22 (which confirms that no joint venture, partnership or other relationship has been created in connection with this Agreement). In the event of a conflict between Sections 10(a) and 22 of this Agreement and any language in a Statement of Work, Sections 10(a) and 22 of this Agreement shall control.

     Any modification to the specifications in the Statement of Work or to a Custom Work after acceptance by Endeavor hereunder shall require execution of a written change order by both parties to this Agreement (a "Change Order"). Each Change Order complying with this section shall be deemed to be an amendment to the applicable Statement of Work and will become part of this Agreement.

     In the attached Statement of Work, Endeavor and iXL have each designated a qualified individual as project manager to serve as the point of contact for all communications relating to the performance under this Agreement.

4.   COMPENSATION; EXPENSES; INVOICES.  Endeavor shall pay iXL the amounts set
     --------------------------------
     forth in the Statement of Work.

     Except for amounts due upon execution of this Agreement, iXL will submit to Endeavor invoices for the amounts payable to iXL as described herein and in the applicable Statement of Work. Unless otherwise provided in the applicable Statement of Work, Endeavor will pay to iXL the amount of each invoice immediately. Invoices will be deemed to have been received on the earlier of the date of actual receipt or five (5) days after mailing to Endeavor. If Endeavor disputes an invoice, Endeavor is required to pay the undisputed portion of the invoice according to the terms of this Section and to give notice to iXL that specifies in detail the disputed items and the reason for the dispute.

5.   SOURCE OF CERTAIN MATERIALS.  The Content for the Web-MD Courses and the
     ---------------------------
     Endeavor Marks used in the Custom Works or otherwise in connection with this Agreement will be obtained and supplied by Endeavor or its agents other than iXL.

     Development and operation of the Knowledge Management System and the Web-MD Courses may involve use of Third Party Software. Endeavor will be responsible for payment for, and entering into appropriate licensing agreements concerning, use of such Third Party Software unless otherwise in the Statement of Work.

6.   GENERAL SPECIFICATIONS.  The initial technical specifications applicable
     ----------------------
     hereunder appear in the attached Statement of Work and will be refined in the Phase I Engineering Requirements Document to be developed thereunder (the "Phase I Document").

7.   METHOD OF PERFORMING SERVICES.  Unless otherwise set forth in the Statement
     -----------------------------
     of Work, iXL shall determine the method, details, and means of performing the services to be performed hereunder, subject to the standards set forth in the Statement of Work. During the Term and thereafter, iXL shall retain the right to perform any and all services for other clients, including clients in the healthcare field, and Endeavor shall retain the right to cause work of the same or a different kind to be performed by its own personnel or other contractors.

8.   TIMETABLE.  iXL and Endeavor will develop a mutually agreeable "Project
     ---------
     Timetable and Deliverables Schedule" as contemplated in Section 7 in Statement of Work No. 1 (the "Project Timetable") as soon as practicable after execution of this Agreement.

     Endeavor will provide to iXL the media elements, materials, timely approvals, and assistance necessary for iXL to complete the Custom Works and other services on the Project Timetable. Any delay by Endeavor in providing materials, approvals, and assistance to iXL shall extend the deadline for the subsequent tasks of iXL under the Project Timetable by a period at least equal to Endeavor's delay. In addition, for any Endeavor obligation described as time-sensitive or critical in the Statement of Work, failure of Endeavor to meet its deadline will entitle iXL to prepare a revised Project Timetable based on a realistic estimate of the effect of the delay on the completion of the project, taking into account other work scheduled by iXL.

     In addition to providing progress reports and arranging project planning meetings to the extent required under the Project Timetable, iXL agrees that the current prototype of the Custom Works shall be accessible to Endeavor throughout the development phase at the URL identified in the Statement of Work.

9.   DELIVERY AND ACCEPTANCE.  Unless otherwise provided in the Statement of
     -----------------------
     Work, the following provisions will apply for delivery and acceptance of
     (i) the prototype, alpha and beta versions, and Final Deliverable for the Knowledge Management System; (ii) the graphic design for the Web-MD Template Design; and (iii) each of the Web-MD courses developed or processed hereunder:

     (a) Endeavor will accept or reject the initial version and any corrected version within ten (10) business days of receipt, notifying iXL in writing of the specific nature of any Error, deficiencies or inadequacies in the initial draft. If Endeavor does not reject the initial version or corrected version of any Deliverable in writing in the manner and time period described herein, it will be deemed to be accepted.

     (b) If Endeavor rejects the initial version or any corrected version, iXL shall have a period of ten (10) business days from receipt of the written rejection to correct all Errors, deficiencies or inadequacies specified by Endeavor and submit a revised version. Unless Endeavor rejects the revised version in writing in the manner and time period described in paragraph (a) above, it will be deemed to be accepted.

10.  ALLOCATION OF INTELLECTUAL PROPERTY RIGHTS.  The various aspects of
     ------------------------------------------
     ownership and rights to use iLearn, the Knowledge Management System, the iLearn Content Integration System, the iLearn Templates, Code, the Custom Works, the Endeavor Marks, Third Party Software, and Content of the Web-MD Courses shall be governed by this Section 10.

     (a)  RIGHTS CONCERNING iLEARN AND iLEARN FEATURES.  iLearn, all Code
          --------------------------------------------
          relating to the administrative, tracking, and other functions of the Knowledge Management System, the iLearn Content Integration System, the iLearn Templates, all other Code, and all rights therein including any patent, copyright, trademark, trade secret or any other intellectual property right associated with iLearn, all Code relating to the administrative, tracking, and other functions of the Knowledge Management System, the iLearn Content Integration System, the iLearn Templates, or Code shall be owned exclusively by iXL. Except as stated herein, Endeavor shall have no claim of ownership in, or any patent, copyright, trademark, trade secret, or any other intellectual property rights in connection with, iLearn, all Code relating to the administrative, tracking, and other functions of the Knowledge Management System, the iLearn Content Integration System, the iLearn Templates, or Code, except for the limited license described in
          Section 10(d) below. Endeavor (ETI) retains the rights to reuse or adopt the software. iXL and ETI agree not to give, market or license the software to any direct competitor of either party. Both parties will exercise reasonable commercial efforts to jointly market within the healthcare industry.

     (b)  RIGHTS IN THE WORKS (WORKS FOR HIRE AND ASSIGNMENT).  Subject to
          ---------------------------------------------------
          certain rights of iXL described in Sections 10(a), 10(e), and 10(g) below, (i) the Custom Works shall constitute "works made for hire" for Endeavor as that concept is defined in Sections 1010 and 201 of the Copyright Act of 1976 (Title 17, United States Code); and (ii) Endeavor shall be considered the author and shall be the copyright owner of the Custom Works.

          If any of the Custom Works does not qualify for treatment as a "work for hire" or if iXL retains any interest in the Custom Works for any other reason, iXL hereby grants, assigns and transfers to Endeavor, ownership of all United States and international copyrights and all other intellectual property rights in the Custom Works, subject to certain rights of iXL described in Sections 10(a), 10(e), and 10(g) of this Agreement. The ownership rights assigned under the preceding sentence shall include all the rights of use with respect thereof which are intended to be conferred upon Endeavor under this Agreement, free and clear of any and all claims for royalties or other compensation except as stated in this Agreement.

     (c)  RIGHTS IN CONTENT AND MARKS.  Endeavor represents and warrants to iXL
          ---------------------------
          that iXL is authorized to copy, use, modify and publish as contemplated hereunder (i) all Endeavor Content; and (ii) all Endeavor Marks and to make derivative works using such content and marks as contemplated hereunder. iXL acknowledges that the Endeavor Marks and any goodwill appurtenant thereto shall be owned exclusively by Endeavor.

     (d)  LIMITED LICENSE TO ENDEAVOR FOR USE OF iLEARN, iLEARN FEATURES, AND
          -------------------------------------------------------------------
          CODE.  iXL hereby grants to Endeavor a limited, non-exclusive,
          ----
          worldwide
          license. Endeavor's limited license hereunder will allow it to use iLearn, the iLearn Templates, and Code solely for Permitted Uses hereunder. This limited license gives Endeavor any right to alter, add to, subtract from, arrange, rearrange, revise, modify, change, adapt, decompile, or re-engineer iLearn, the iLearn Templates, or any portion of the Code or to prepare any derivative works therefrom. Endeavor
          (ETI) retains the rights to reuse or adopt the software. iXL and ETI agree not to give, market or license the software to any direct competitor of either party. Both parties will exercise reasonable commercial efforts to jointly market within the healthcare industry.

     (e)  LIMITED LICENSE TO iXL IN CONNECTION WITH ITS PERFORMANCE HEREUNDER.
          -------------------------------------------------------------------
          Endeavor hereby grants to iXL the limited, nonexclusive right and license to copy, distribute, transmit, display, perform, create derivative works, modify and otherwise use and exploit the Custom Works, any Endeavor Content, and any Endeavor Marks provided hereunder solely for the purposes of rendering iXL's services and as otherwise authorized under this Agreement consistent with the Statement of Work. Such limited right and license shall extend to no other materials and for no other purposes.

     (f)  THIRD PARTY SOFTWARE.  If applicable, iXL has identified in the
          --------------------
          Statement of Work certain Third Party Software which may be used in connection with the Knowledge Management System or otherwise hereunder. Except to the extent described in the Statement of Work, iXL represents and warrants to Endeavor that there are no restrictions or royalty terms applicable to use of such Third Party Software as contemplated under this Agreement so long as Endeavor pays all required license fees.

     (g)  NON-EXCLUSIVE ARRANGEMENT; DEVELOPMENT OF OTHER WEB SITES AND PROJECTS
          ----------------------------------------------------------------------
          BY iXL.  iXL shall retain the right to reuse or incorporate iLearn,
          ------
          the iLearn Content Integration System, the iLearn Templates, Code, including Code developed before or after execution of this Agreement and including, without limitation, Code used in the Knowledge Management System for administration, tracking and other functions, in interactive, multimedia, or other projects for other clients, including clients in the healthcare field, provided that iXL shall use for the benefit of other clients the engine for on-line Web-MD training to be developed hereunder, or the Code developed therefor after the execution of this Agreement as long as the service is not provided for a direct competitor of Endeavor or Web-MD. iXL shall refer any clients seeking to develop online medical training courses to Endeavor for inclusion in and participation in Web-MD. No fees, royalties, or other compensation will be owed by iXL to Endeavor in connection with the right described in this paragraph.

     (h)  ENDEAVOR'S EXCLUSIVE RIGHTS CONCERNING CONTENT OF WEB-MD COURSES.
          ----------------------------------------------------------------
          Endeavor shall have the exclusive ownership of the Content of the Web-MD Courses produced hereunder, including the right to modify, re-use, or create derivative works based on such Content, subject only to iXL's limited rights described in Sections 10(e) and 13 of this Agreement.

11.  DEFENSE OF INFRINGEMENT ACTIONS.  If any action, claim, suit or proceeding
     -------------------------------
     is brought against Endeavor, alleging that any of the Custom Works, iLearn Code, or any portion thereof (other than any Endeavor Content, Endeavor Marks, or Third Party Software) infringes on a patent, copyright, trademark, trade secret, or other intellectual property rights of any third party, iXL will defend such action, claim, suit or proceeding at its own expense and shall indemnify and hold Endeavor harmless from and against all damages, liabilities, losses, expenses and costs incurred by Endeavor arising in connection therewith.

     If any action, claim, suit or proceeding is brought against iXL, alleging that any of the Endeavor Content or Endeavor Marks used in the Custom Works or otherwise by iXL as permitted under this Agreement infringes on a patent, copyright, trademark, trade secret, or other intellectual property rights of any third party, Endeavor will defend such action, claim, suit or proceeding at its own expense and shall indemnify and hold harmless from and against all damages, liabilities, losses, expenses and costs incurred by iXL or arising in connection therewith.

12.  DELIVERABLES.  Within ten (10) business days after Endeavor's approval of
     ------------
     an item described as a Deliverable on the Statement of Work, iXL will deliver a copy thereof or make the Deliverable available to Endeavor. Transfer of electronic materials will be accomplished by copying them to media to be supplied by Endeavor or by modem, FTP transfer, LapLink, or electronic mail transfer. iXL shall maintain its back-ups and one set of the Deliverables provided to Endeavor for a period of six (6) months after the approval of each Final Deliverable.

13.  DEMONSTRATION  OF CUSTOM WORKS.  In connection with the Program, (i) iXL
     ------------------------------
     may list Endeavor as a client of iXL on iXL's Web Site and in all other iXL marketing materials; (ii) iXL will be authorized to create screen shots of the Custom Works and incorporate those screen shots into iXL's digital and print marketing materials; (iii) iXL will be authorized to demonstrate the Custom Works in presentations to other or potential clients; (iv) a credit and logo will be included on each of the Custom Works similar to "developed by iXL" or "developed using iLearn" and (v) unless otherwise provided in the Statement of Work, iXL may include either a URL or plain text link to the Custom Works on iXL's web site, which may, at iXL's option include Endeavor Marks. For the purposes of this Section 13, iXL shall include iXL, Inc. and its affiliates. In the event that Endeavor substantially changes a Custom Work using its own employees or a company other than iXL, Endeavor may notify iXL that the rights under this Section 13 shall not apply to the new version of that Custom Work.

14.  CONFIDENTIAL INFORMATION.  In connection with iXL's performance of its
     ------------------------
     duties hereunder, iXL and Endeavor may gain access to certain information concerning the business, affairs, operations, products, intellectual property, employees or clients of the other party to this Agreement that is of a nonpublic, confidential, or proprietary nature (the "Confidential Information"). Each party after receiving such Confidential Information (in such role, the "Recipient Company") agrees on behalf of itself and on behalf of its directors, officers, employees, and agents (collectively, "Related Parties") that it will (a) treat the Confidential Information as strictly confidential; (b) use the Confidential Information solely for the purpose of performing under this Agreement and not, directly or indirectly, for any other purpose; (c) not disclose any Confidential Information to any person or entity (other than its Related Parties to the extent required for performance hereunder) without the prior written consent of the other party; and (d) not copy any Confidential Information other than as required to perform under this Agreement.

     For purposes of this Agreement, Confidential Information shall mean information that is maintained in confidence by the other party to this Agreement or any of its Related Parties and that is not generally known by persons other than the other party or its Related Parties or, if known by any other such persons, is maintained in confidence by them. Confidential Information shall include, without limitation, the specifications delivered hereunder to contemplated hereby.

     The restrictions in this Section 14 shall not be construed to apply to (i) information generally available to the public, (ii) information generally released by the other party to this Agreement without restriction; (iii) information independently developed by a Recipient Company or its Related Parties without reliance in any way on confidential information of the other party to this Agreement or acquired from a third party without similar restriction, without breach of this Agreement, and with no reason to believe the third party has breached any similar confidentiality agreement; or (iv) information that the other party to this Agreement agrees in writing is approved for the use and disclosure of the Recipient Company or its Related Parties without restriction.

     Notwithstanding the foregoing restrictions, a Recipient Company and its Related Parties may use and disclose any information to the extent required by an order of any court or other governmental authority but only after the other party to this Agreement has been notified in writing sufficiently in advance of the date of compliance to permit the other party to seek reasonable protection for such information in connection with such disclosure.

15.  NON-SOLICITATION.  During the Term and for two (2) years after the
     ----------------
     termination of this Agreement, neither party shall directly or indirectly, induce or attempt to induce any employee of the other party to leave the employ thereof or hire any employee of the employing party, other than an employee whose employment was terminated by the employing party. For purposes of this Section 15, "party" shall include the party and its affiliates.

16.  iXL'S REPRESENTATIONS AND WARRANTIES.  iXL represents and warrants to
     ------------------------------------
     Endeavor that:

     (a) With the exception of any Endeavor Content or Endeavor Marks included therein, any and all Custom Works delivered to Endeavor under this Agreement and any and all Physician Web Sites prepared under this Agreement will be prepared by iXL or its employees or agents on a "work for hire" basis;

     (b) With the exception of any Endeavor Content or Endeavor Marks included therein, all Deliverables delivered to Endeavor or to Physicians hereunder do not and will not infringe any patents, copyrights, trademarks, or other intellectual property rights, including trade secrets, privacy or similar rights of any person or entity, nor has any claim of such infringement been threatened or asserted against iXL;

     (c) The Final Deliverable of the Knowledge Management System will function, on the dates of delivery and acceptance and throughout the Term of this Agreement with properly configured Web Browsers described in the Statement of Work;

     (d) The Custom Works accepted by Endeavor will comply with the specifications in the "Scope of Work" section of the Statement of Work, the Phase I Document, and any Change Orders;

     (e) all services iXL performs under this Agreement will be performed in a workmanlike manner in accordance with applicable industry standards for development and interactive services; and

     (f) iXL represents and warrants to Endeavor that the design of the Knowledge Management System and the Web-MD Courses developed hereunder will allow processing of 4-digit years and that their design is and will be, accordingly, Year 2000 compliant on the server and with the applications being used when iXL delivers those Custom Works for acceptance hereunder. iXL does not make any representation or warranty hereunder concerning (i) the extent to which data maintained by Endeavor or its agents and any Endeavor Content provided for input into, or display in connection with, the Custom Works includes 2-digit or 4-digit years, or (ii) whether the Knowledge Management System and the Web-MD Courses will operate in a manner that is Year 2000 compliant after any modifications are made to the Endeavor Content, to the type of equipment on which the Knowledge Management System and the Web-MD Courses are hosted or accessed, or to the applications used in connection with the Knowledge Management System or the Webb-MD Courses.

17.  ENDEAVOR'S RESPONSIBILITIES; REPRESENTATIONS AND WARRANTIES;
     ------------------------------------------------------------
     INDEMNIFICATION.  Endeavor hereby agrees to take full responsibility for
     ---------------
     obtaining clearances and authorizations from all necessary parties in connection with the following material to be provided to iXL for use in connection with the Program: (i) any and all Endeavor Content; and (ii) any and all Endeavor Marks.

     Endeavor represents and warrants to iXL that:

     (a) Endeavor is fully authorized to enter into and fully able to perform under this Agreement, to furnish the materials and to grant the rights and licenses provided for in this Agreement, and Endeavor is not subject to any conflicting obligations that will or might prevent Endeavor from furnishing such materials or from granting that the rights and licenses provided for in this Agreement.

     (b) Endeavor either owns or has the right to authorize the use as contemplated herein of the Endeavor Content and the Endeavor Marks. Endeavor further represents and warrants that use of the Endeavor Content and of the Endeavor Marks as contemplated hereunder does not and will not infringe upon or violate any patent, copyright, trademark, trade secret, or other proprietary or intellectual property rights of any third party.

          Endeavor hereby indemnifies and holds iXL harmless from any claims that use of any such Endeavor Content or Endeavor Marks was infringing or not authorized.

18.  NO REPRESENTATIONS OR WARRANTIES RELATING TO E-COMMERCE.  The parties
     -------------------------------------------------------
     acknowledge and agree that no electronic commerce features will be included in the Phase I Document. Endeavor has made all decisions concerning whether and how the Custom Works will operate. If Endeavor decides to add e-commerce features under subsequent phases, Endeavor accepts the inherent risks involved with on-line commercial transactions and the responsibility for approving all encryption and other security measures that will be used. iXL will not be responsible for, or have any liability in connection with, the operation of any of the Custom Works with respect to on-line commercial transactions and shall not have any responsibility or liability for misuse of or failure to protect credit card or other information provided by customers of Endeavor in connection with the Customer Works. In addition, Endeavor assumes the risk of loss and absolves iXL of any liability due to
     (a) Endeavor's offering any products for sale in connection with the Custom Works that constitute "soft" goods, for example, telephone usage cards, for which customers are given authorization codes that are effective with or without physical delivery of the goods sold; or (b) Endeavor's maintaining personal identification numbers or other authorization codes in connection with any of the Custom Works.

19.  TERM AND TERMINATION.
     --------------------

     Unless terminated earlier pursuant to this Article 19, the term of this Agreement (the "Term") shall begin on the date hereof (the "Effective Date"), continue for a one-year period after the Effective Date.

     (a)  TERMINATION FOR BREACH.  In addition to such other rights and remedies
          ----------------------
          as may be available in law or in equity, each party shall have the right to terminate this Agreement by written notice to the other party if the other party has materially breached any provision of this Agreement and such breach remains uncured for a period of ninety (90) days after written notice of such breach is received by such other party.

     (b)  FORCE MAJEURE.  Neither party shall be liable to the other for failure
          -------------
          or delay in the performance of a required obligation if such failure or delay is caused by strike, riot, fire, flood, natural disaster, or other similar cause which, in the exercise of prudent business practices, is beyond such party's reasonable control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of 180 days.

     (c)  EFFECT OF TERMINATION; SURVIVAL.  Termination will terminate each
          -------------------------------
          party's obligations under this Agreement (except for the provisions concerning allocation of intellectual property rights in Section 10, defense of infringement actions in Section 11, demonstration of the Custom Works and related matters in Section 13, Confidential Information under Section 14, non-solicitation of employees under
          Section 15, representations and warranties in Sections 16, 17, 18, and 23, indemnification, damages, and attorney's fees in Section 20, and the relationship of the parties in Section 20, all of which shall survive termination). Unless otherwise provided in the applicable Statement of Work, upon termination by either iXL or Endeavor, Endeavor shall be obligated to compensate iXL for all work to date, and Endeavor shall be entitled to receive copies of all Deliverables in existence at that point for which iXL has been fully compensated.

20.  INDEMNIFICATION; DAMAGES; ATTORNEY'S FEES.  Each party (the "Indemnifying
     -----------------------------------------
     Party") will indemnify and hold the other party and its affiliates, officers, directors, employees, agents and representatives harmless from and against all damages, costs, expenses, and liabilities arising as a direct result of a breach of this Agreement by the Indemnifying Party, including without limitation, reasonable attorneys' fees and expenses, and provided, that, in no event shall either party's liability under this
     --------
     Section or under Section 11 exceed the total amount of payment due under the Statement of Work under which Endeavor's claim is made. IN ADDITION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, REGARDLESS WHETHER EITHER PARTY HAS WARNED OR BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE.

21.  NOTICE.  Any notice required or permitted to be given under this Agreement
     ------
     shall be in writing and deemed given and effective upon delivery if sent by personal delivery or by facsimile transmission or five (5) days after posting if sent by certified United States mail, return receipt requested, with postage pre-paid and addressed as follows:

     If to iXL:          iXL, Inc.
                         1888 Emery Street, N.W.
                         Atlanta, Georgia  30318
                         Attn:  Doug Pendergast
                         Fax:  (404) 267-3801

     With a copy to:     Minkin & Snyder
                         One Buckhead Plaza
                         3060 Peachtree Road
                         Suite 1100
                         Atlanta, Georgia  30305
                         Attn:  James S. Altenbach, Esq.
                         Fax:  (404) 233-5824

     If to Endeavor:     Endeavor Technologies, Inc.
                         3399 Peachtree Road, Suite 400
                         Atlanta, Georgia  30326
                         Attn:  Jeffrey T. Arnold
                         Fax:  (404) 479-7651

     A copy to:          ETI
                         3399 Peachtree Road, Suite 400
                         Atlanta, Georgia  30326
                         Attn:  Michael Heekin
                         Fax:  (404) 479-7651

22.  RELATIONSHIP BETWEEN PARTIES.  The parties intend that an independent
     ----------------------------
     contractor relationship shall be created by this Agreement. Nothing in this Agreement shall be construed as establishing a partnership, joint venture, or employer-employee relationship between the parties.

23.  EXCLUSION OF IMPLIED WARRANTIES.  iXL has made certain express warranties
     -------------------------------
     concerning the Custom Works in the preceding sections of this Agreement. APART FROM THE SPECIFIC WARRANTIES SET OUT HEREIN OR IN THE STATEMENT OF WORK ATTACHED HERETO, ALL IMPLIED WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CORRESPONDENCE WITH DESCRIPTION, AND ANY OTHER IMPLIED OR EXPRESS WARRANTIES, ARE HEREBY DISCLAIMED AND EXCLUDED WITH RESPECT TO ALL GOODS AND SERVICES PROVIDED UNDER THIS AGREEMENT.

24.  MISCELLANEOUS.
     -------------

     (A)  BINDING EFFECT.  This Agreement shall be binding on, inure to the
          --------------
          benefit of, and be enforceable by the parties and their respective heirs, successors and valid assigns.

     (B)  GOVERNING LAW.  This Agreement shall be governed by, construed under
          -------------
          and enforced in accordance with the laws of the State of Georgia.

     (C)  COUNTERPARTS.  This Agreement may be executed in multiple counterparts
          ------------
          and by facsimile, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (D)  ASSIGNMENT.  This Agreement may be assigned by either party only with
          ----------
          the prior written consent of the other party, which shall not be unreasonably withheld.

     (E)  ENTIRE AGREEMENT.  This Agreement, including the attached Statement of
          ----------------
          Work, supersedes and cancels all prior negotiations, communications, understandings and agreements between iXL and Endeavor. No oral agreements, before or after execution of this Agreement, shall be binding until they are in writing and signed by an authorized officer of both iXL and Endeavor.

     (F)  SEVERABILITY.  In the event that any provision of this Agreement is
          ------------
          held void or unenforceable, the entire balance of this Agreement shall remain in full force and effect.

     (G)  HEADINGS.  The section and subsection headings contained in this
          --------
          Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]
                      -----------------------------------

     IN WITNESS WHEREOF, this Agreement was executed by the parties as of the date first written above.


iXL, Inc.

By:  /s/ Steve Floyd
     ---------------

Name:  Steve Floyd
       -----------

Title:  President, iXL Learning
        -----------------------
        Sr. Vice President, iXL


Endeavor Technologies, Inc.

By:  /s/ W. Michael Heekin
     ---------------------

Name:  W. Michael Heekin
       -----------------

Title:  Chief Operating Officer
        -----------------------

                                   EXHIBIT A

                   CHANGE ORDER TO STATEMENT OF WORK NO. 1 TO
             iLEARN DEVELOPMENT AND INTERACTIVE SERVICES AGREEMENT
                      BETWEEN iXL, INC. AND ENDEAVOR, INC.
                              DATED JUNE ___, 1998
                           (THE "STATEMENT OF WORK")



Date of this Change Order:
                           ---------------------------------------------------

The parties agree that the Statement of Work is hereby modified as follows and that this Change Order shall be attached as an exhibit to and incorporated in the Statement of Work.

Resulting changes to "Project Timetable and Deliverables Schedule" in the Statement of Work.



iXL, Inc.

By:  /s/ Steve Floyd
     ---------------

Name:  Steve Floyd
       -----------

Title:  President, iXL Learning
        -----------------------
        Sr. Vice President, iXL


Endeavor Technologies, Inc.

By:
    ---------------------------

Name:
      -------------------------

Title:
       ------------------------

                                   EXHIBIT B
                            STATEMENT OF WORK NO. 1
            TO iLEARN DEVELOPMENT AND INTERACTIVE SERVICES AGREEMENT
               BETWEEN iXL, INC. AND ENDEAVOR TECHNOLOGIES, INC.


The following is Statement of Work No. 1 (the "Statement"), made as of June ___, 1998, to the iLearn Development and Interactive Services Agreement (the "Agreement") executed on June ___, 1998, between iXL, Inc. ("iXL") and Endeavor, Inc. ("Endeavor"). Except as specifically stated herein, each capitalized term used in this Statement shall have the same meaning as is assigned to it in the Agreement.

1.   GENERAL DESCRIPTION OF SERVICES AND BASIC TERMS.  This agreement describes
     -----------------------------------------------
     the basic concept for the Endeavor on-line training and education project. iXL will design and create online training content and provide an administration/tracking system. While iXL's initial focus will be to provide accredited CME/CEU courses to enhance Endeavor's healthcare service (WebMD), iXL also proposes to provide the content management/production templates and build online content that could be used in Endeavor's subsequent vertical market initiatives, which are beyond the scope of work for this Statement.

                                  BASIC TERMS

     . This pricing assumes no exclusivity for iLearn or Code which may be used by iXL for other clients in the healthcare industry. However, Endeavor will have exclusive rights to the on-line training content itself.

     . The initial HTML text-based CME/CEU content will already be accredited. Any additional accreditation fees required after conversion to online multimedia courses or for obtaining accreditation for new or original content will be paid separately by Endeavor or the content provider and will not be considered part of iXL's compensation hereunder or affect delivery and acceptance of Web-MD Courses hereunder.

     . iXL will use reasonable commercial efforts to effect a strategic alliance between Endeavor and the Thomson Corporation ("Thomson") on terms that are reasonably acceptable to Endeavor. Endeavor will keep iXL advised of the progress of its relationships with Thomson and, if possible, work with iXL to develop any educational or training content.

     . Any electronic commerce solutions required for the online sale of educational content will be built and charged separately and are beyond the scope of this Statement of Work.

     . Any system development, licensing fees or maintenance costs for the hardware, system software, or hosting of the online courses for distribution/delivery will be the responsibility of Endeavor.

     . After the initial management/tracking engine and production templates are built, the content creation model could apply to other vertical markets with some modification to the original engine/templates. (Such modification goes beyond the scope of work under this Statement and will not be included in the Phase I Document).

     . Any unique Web-MD specific hardware, software or net work licenses, equipment and support needed for development will be provided by Endeavor.

2.   PAYMENT.  Subject to the terms herein and those contained in the Agreement,
     -------
     Endeavor agrees to pay iXL the following amounts:

     (a)  Upon execution of this Agreement, the up front portion of       $ ***
          the contract amount

     (b)  Seven monthly payments on remainder of the $ ***                $ ***
          amount (beginning on June 1, 1998, and ending with payment on December 1, 1998)

     The contract amount under this Statement was based on the following analysis and estimates of the fixed and variable costs of this project and performance hereunder by iXL.




------------
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                     ESTIMATED FIXED COSTS TO BUILD WEB-MD
                  INTERFACE, iLEARN CONTENT INTEGRATION SYSTEM,
                        AND KNOWLEDGE MANAGEMENT SYSTEM

---------------------------------------------------------------------------------------------------
                                    Initial Costs            Annual Costs            Number of
                                                       (updates, enhancements)        Years
---------------------------------------------------------------------------------------------------
Design and creation of           $ *** per vertical      $ *** per interface             2*
 Endeavor training interface
 templates
---------------------------------------------------------------------------------------------------
Development of a content         $ ***                   $ ***                           2*
 integration system to
 standardize and streamline
 the creation or conversion of
 the courses to iLearn format
---------------------------------------------------------------------------------------------------
Development and licensing of     $ ***                   $ ***                           2*
 knowledge management system
 for tracking, testing, and
 administration of training
 content
---------------------------------------------------------------------------------------------------
Subtotal                         $ ***                   $ ***                           2*
---------------------------------------------------------------------------------------------------

------------
  * At Endeavor's option, iXL will update and enhance the Knowledge and Management System at the fees set forth above; 2 years from the initial agreement, Endeavor and iXL will review and possibly renegotiate these fees for new Internet technology and playback/distribution hardware that will be available.

*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                            ESTIMATED VARIABLE COSTS

--------------------------------------------------------------------------------------------------
                                                           Source of Content
--------------------------------------------------------------------------------------------------
Design and creation of online-enabled      Existing/HTML Text-based    New Online Courses from
 training content                                                      existing print content
                                                                       (i.e. Thomson, Emory, etc.)
--------------------------------------------------------------------------------------------------
- Audio, text and graphics only            $ ***/hour of training      $ ***/hour of training
--------------------------------------------------------------------------------------------------
- Video, audio, text, and graphics         $ ***/hour of training      $ ***/hour of training
--------------------------------------------------------------------------------------------------
Development of "local" online training     $ ***/hour of training      $ ***/hour of training
 programs (iLearn Templates)
--------------------------------------------------------------------------------------------------

     In exchange for the payments described above, the scope of work hereunder shall include:

     50 hours of training content in 1998, includes access to iLearn Content Integration System and Knowledge Management System.

     1998 50 hours of course content at $ ***/hour (all audio and all conversion of existing content)
           $ ***/year for converting and building new courses
           $ *** for engine/template development
           Subtotal:  $ ***

           Contract total:  $ ***

3.   START DATE.  iXL's services shall begin on the Effective Date.
     ----------

4.   SCOPE OF WORK.  The scope and definition of services to be provided under
     -------------
     the Agreement and this Statement will be more clearly defined in the Phase I engineering requirements document to be developed by iXL hereunder. At that time, the allocation of specific resources and costs may be reassigned with the consent of both parties to meet the terms and scope of the overall project.

     At this time, the parties have agreed on the following description of the services and functionality to be provided hereunder:



------------
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

     DETAILED DESCRIPTION OF SERVICES

     iLEARN FUNCTIONALITY

     The content for CME/CEU training for Web MD will be delivered using Java Applets and Servlets, allowing for any computer, NC or Desktop, to be able to access the online training.

     The iLearn functionality that will be available to users of each of the Web MD training courses are:

     .   Secure Login Environment
     .   Graphically branded environment
     .   Online driven Menu Navigator
     .   Content delivered via timed slides and Streaming Audio
     .   FAQs
     .   Glossary
     .   Threaded discussion
     .   Accredited Testing
     .   Search capabilities within the course

     KNOWLEDGE MANAGEMENT SYSTEM

     There are three distinct components to the future Endeavor Training system:

     . The server component that stores the training content and is primarily responsible for the management and delivery of the content
     . The client component, whether browser-based, player-based or some hybrid thereof, that serves as the user interface that the Trainee uses for training
     . A Knowledge Management System, the component that is primarily responsible for the tracking of delivered content to the extent defined in this document. Other responsibilities of Knowledge Management System include validating users before they begin training sessions, determining the training modules that are available or mandatory for a user, etc.

     The Knowledge Management System will run as a database application on a central server. This implies that all end-users must have connectivity, and the required level of access to the Knowledge Management System.

     Endeavor subscribers may also take training from non-hospital locations, such as their homes, by dialing in. In order to enable the transfer of content as well tracking data between the server and client, the dial-in user must remain connected to the Internet for the duration of the Lesson.

     The Knowledge Management System administration Web content developed must work with Netscape Navigator 3.0 and Microsoft Internet Explorer 3.02 or greater.

     The Knowledge Management System will capture and store CME/CEU training information. The following information should be captured:

     .   Trainee ID
     .   Course name
     .   Course description
     .   Name of offering institution
     .   Date/time started
     .   Date/time ended
     .   Name of certificate or degree
     .   Score or grade received
     .   Credit hours received
     .   Additional comments

     The Knowledge Management System will allow a standard reporting solution for accreditation purposes for those taking the courses. In addition, it will provide reports for content publishers and providers to monitor the usage of their courses.

5.   CONTENT AND DESIGN INPUT FROM ENDEAVOR.  As soon as possible after
     --------------------------------------
     execution of the Agreement, Endeavor or its representatives will provide iXL with the following:

--------------------------------------------------------------------------------------------------------------
                               MATERIALS TO BE PROVIDED IMMEDIATELY BY ENDEAVOR
                                          (CONTENT, GRAPHICS, MARKS)
--------------------------------------------------------------------------------------------------------------
Specify Whether for        Required Content          Detailed         Format         Party         Date Due
 Knowledge Management                              Description                    Responsible
 System, iLearn
 Template, Web-MD
 Template Design, or
 Web-MD Courses
--------------------------------------------------------------------------------------------------------------
Information on volume   Detail concerning                                        Endeavor       July 1, 1998
 issues                 concurrent access
--------------------------------------------------------------------------------------------------------------
Sample of Content       Most complex training                                    Endeavor       July 1, 1998
--------------------------------------------------------------------------------------------------------------
Network Topology        Information on                                           Endeavor       July 1, 1998
                        whether it is a
                        controlled environment
--------------------------------------------------------------------------------------------------------------
Client Platforms        All NC machines or                                       Endeavor       July 1, 1998
                        desktops?
--------------------------------------------------------------------------------------------------------------
Bandwidth               How will content be                                      Endeavor       July 1, 1998
                        served?
--------------------------------------------------------------------------------------------------------------

6.   THIRD PARTY SOFTWARE.  Listed below are any items of software from third
     --------------------
     parties required for any other purpose in connection with the Program until termination of the Agreement. Unless otherwise noted, license fees for this software are not included in the payments to iXL under this Statement and will be the responsibility of Endeavor:

         Estimated license fees to be provided by iXL as soon as practicable after execution of this Agreement.

7.   PROJECT TIMETABLE AND DELIVERABLES SCHEDULE.  The parties will agree on a
     -------------------------------------------
     mutually acceptable timetable for major milestone and completion of Deliverables hereunder as soon as practicable after execution of the Agreement.

8.   COMPLETION DATE.  iXL agrees to use all reasonable commercial efforts to
     ---------------
     complete the Custom Works on the timetable agreed to above.

9.   DELIVERABLES.  "Deliverables" that will be subject to delivery and
     ------------
     acceptance by the Endeavor under the terms of the Agreement are: (a) the graphic design for the Web-MD Template Design; (b) the Phase I Engineering Requirements Documents; (c) the Graphics Design, first Prototype (Alpha version), Prototype with engineering components (Beta version), and Final Deliverable of the Knowledge Management System; and (d) a draft and Final Deliverable for each Web-MD Course developed hereunder.

10.  DEVELOPMENT SITE.  The URL for the development site which Endeavor may use
     ----------------
     to review progress under this Statement is:  [URL]

11.  PROJECT CONTACTS.
     ----------------

        iXL Project Manager:

        Endeavor Project Manager:

12.  SITE INDEXING.  The payment to iXL under this Statement does not include
     -------------
     any submissions to index sites or other similar marketing services.

13.  iXL'S HOURLY RATES AND OUT-OF-POCKET EXPENSES.  Any work performed by iXL
     ---------------------------------------------
     for Endeavor that is outside the Scope of Work hereunder will be paid for by Endeavor on a time and materials basis in accordance with iXL's then current rate card.

        Endeavor further agrees to reimburse iXL for certain out-of-pocket expenses as follows: (a) travel with the Endeavor's previous approval, based on coach fares when available, and reasonable meals and lodging; and (b) overnight courier and other expedited delivery costs, not to exceed a total of $300 for all deliveries under this Statement without prior approval of Endeavor.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Statement of Work No. 1 as of the date stated above.


iXL, Inc.

By:  /s/ Steve Floyd
     ---------------

Name:  Steve Floyd
       -----------

Title:  President, iXL Learning
        -----------------------
        Sr. Vice President, iXL


Endeavor Technologies, Inc.

By:  /s/ W. Michael Heekin
     ---------------------

Name:  W. Michael Heekin
       -----------------

Title:  Chief Operating Officer
        -----------------------